Subsequent Events		9 Months Ended
	Nov. 05, 2019	Sep. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 5: Subsequent Events (unaudited)

On May 31, 2020, the Company entered into a purchase agreement with Rook Holdings Inc, or Rook, pursuant to which Rook agreed to purchase, subject to certain conditions, up to $100.0 million of Class C common stock of the Company in a private placement concurrent with, and subject to, the completion of an initial public offering of the Company’s stock. The founder of Shift4 Payments, LLC is the sole stockholder of Rooks Holdings, Inc.

26.	Subsequent Events

Acquisitions

On October 16, 2020, the Company acquired a hospitality technology vendor, for approximately $10.0 million. This acquisition enables the boarding of the vendor’s customers on the Company’s end-to-end acquiring solution and empowers the Company’s distribution partners to sign the vendor’s customer accounts and leverage the combined expertise to handle all aspects of installation, service, and support.

On November 5, 2020, the Company acquired Infomart2000 Corp., which does business as 3DCART, for approximately $40.0 million in cash and $19.6 million in shares of the Company’s Class A common stock. The acquisition expands the Company’s omni-channel transaction capabilities and will enable 3DCART merchants to augment their ecommerce platform experience with the Company’s secure integrated payments solutions. In addition, the Company’s indirect sales distribution network will be able to offer 3DCART’s turnkey ecommerce capabilities to the Company’s new and existing POS and payments customers.

Due to the timing of these acquisitions, the initial accounting for the acquisitions, including the valuation of assets and liabilities acquired is incomplete. As such, the Company is not able to disclose certain information including the preliminary fair value of assets acquired and liabilities assumed.

Debt Issuance

On October 29, 2020, Shift4 Payments, LLC and Shift4 Payments Finance Sub, Inc., issued $450.0 million aggregate principal amount of 4.625% Senior Notes due 2026, or the 4.625% Senior Notes. The 4.625% Senior Notes were priced at par value and bear interest annually. Interest will be paid semi-annually in arrears. The proceeds from the 4.625% Senior Notes, together with cash on hand, were used to repay all indebtedness outstanding under the First Lien Term Loan Facility.

Related party agreements

On November 10, 2020, the margin loan agreement pursuant to which Rook pledged LLC Interests and shares of the Company’s Class A and Class B common stock (collectively, Rook Units) to secure a margin loan was amended and restated to modify the number of units pledged. If Rook were to default on its obligations under the margin loan and fail to cure such default, the lender would have the right to exchange and sell up to 15,227,181 Rook units to satisfy Rook’s obligation.